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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 15, 2004


                 CHASE MANHATTAN AUTO OWNER TRUST, SERIES 2003-B
 -------------------------------------------------------------------------------
                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
 -------------------------------------------------------------------------------
           (Exact name of the registrant as specified in its charter)


       United States                    333-74600                22-2382028
----------------------------    -------------------------    -------------------
(State or other jurisdiction    (Commission File Numbers)       (IRS Employer
     of incorporation)                                       Identification No.)


      White Clay Center, Building 200, Newark, DE                     19711
      --------------------------------------------------------     ------------
      (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

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Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association is the registrant of the Chase Manhattan Auto Owner Trust, Series 2003-B ("Series 2003-B"), which issued multiple classes of Asset Backed Securities.

         On June 15, 2004, JPMorgan Chase Bank, as Paying Agent, made the payments to the holders of the Securities of Series 2003-B contemplated by the related Indenture. A copy of the Monthly Statement to Securityholders with respect to such distribution, delivered pursuant to the related Sale and Servicing Agreement, is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                    20.1 Monthly Statement to Securityholders with respect to the June 15, 2004 distribution.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 17, 2004

                                            By: CHASE MANHATTAN BANK USA,
                                            NATIONAL ASSOCIATION,
                                            as Servicer


                                            By: /s/ Patricia M. Garvey
                                            -----------------------------------
                                            Name:  Patricia M. Garvey
                                            Title: Vice President



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                                        INDEX TO EXHIBITS
                                        -----------------

Exhibit No.                             Description
-----------                             -----------
20.1                                    Monthly Statement to Securityholders on
                                        June 15, 2004.